UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: July 26, 2013

(Date of earliest event reported)

Phillips 66 Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-36011	38-3899432
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3010 Briarpark Drive

Houston, Texas 77042

(Address of principal executive offices and zip code)

(855) 283-9237

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On July 26, 2013, Phillips 66 Partners LP (the “Partnership”) completed its initial public offering (the “Offering”) of 18,888,750 common units representing limited partner interests in the Partnership (“Common Units”), which included 2,463,750 Common Units pursuant to the underwriters’ option to purchase additional Common Units, at $23.00 per Common Unit pursuant to a Registration Statement on Form S-1, as amended (File No. 333-187582), initially filed by the Partnership with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), on March 27, 2013. The material provisions of the Offering are described in the prospectus, dated July 22, 2013, filed with the Commission on July 24, 2013, pursuant to Rule 424(b) under the Securities Act (the “Prospectus”).

Contribution, Conveyance and Assumption Agreement

The description of the Contribution Agreement (as defined below) provided below under Item 2.01 is incorporated in this Item 1.01 by reference. A copy of the Contribution Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Omnibus Agreement

On July 26, 2013, in connection with the closing of the Offering, the Partnership entered into an Omnibus Agreement (the “Omnibus Agreement”) with its general partner, Phillips 66 Partners GP LLC (the “General Partner”), Phillips 66 Company (“P66 Co.”), Phillips 66 Pipeline LLC (“P66 Pipeline”), its direct, wholly owned subsidiary Phillips 66 Partners Holdings LLC (“PSXP Holdings”), and PSXP Holdings’ direct, wholly owned subsidiary Phillips 66 Carrier LLC (“P66 Carrier”) that addresses the following matters:

•                  the Partnership’s payment of an annual operational and administrative support fee, initially in the amount of $13.7 million (prorated for the first year of service), for the provision of certain services by P66 Co. and its affiliates;

•                  the Partnership’s obligation to reimburse P66 Co. for costs and expenses incurred by P66 Co. in providing general and administrative services, as well as other expenses incurred on the Partnership’s behalf (which reimbursement is in addition to certain expenses of its general partner and its affiliates that are reimbursed under the Partnership’s partnership agreement);

•                  the Partnership’s right of first offer to acquire P66 Co.’s one-third equity interest in each of DCP Sand Hills Pipeline, LLC and DCP Southern Hills Pipeline, LLC;

•                  an indemnity by P66 Co. and certain of its subsidiaries for certain environmental and other liabilities, and the Partnership’s obligation to indemnify P66 Co. and its subsidiaries for events and conditions associated with the operation of the Partnership’s assets that occur after the closing of the Offering and for environmental liabilities related to the Partnership’s assets to the extent P66 Co. is not required to indemnify it;

•                  the granting of a license from P66 Co. to the Partnership with respect to use of certain P66 Co. trademarks; and

•                  the prefunding of certain projects by P66 Co.

So long as P66 Co. controls the Partnership’s general partner, the Omnibus Agreement will remain in full force and effect. If P66 Co. ceases to control the Partnership’s general partner, either party may terminate the Omnibus Agreement, provided that the indemnification obligations will remain in full force and effect in accordance with their terms.

The foregoing description is not complete and is qualified in its entirety by reference to the Omnibus Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Operational Services Agreement

On July 26, 2013, in connection with the closing of the Offering, PSXP Holdings and P66 Carrier (the “PSXP Parties”) entered into an Operational Services Agreement (the “Operating Agreement”) with P66 Pipeline under which they will reimburse P66 Pipeline for the provision of certain operational services to the PSXP Parties in support of the PSXP Parties’ pipelines, terminaling and storage facilities, including routine and emergency maintenance and repair services, routine operational activities, routine administrative services, construction and related services and such other services as the PSXP Parties and P66 Pipeline may mutually agree upon from time to time. P66 Pipeline will prepare and submit for the PSXP Parties’ approval a maintenance, operating and capital budget on an annual basis. P66 Pipeline will submit actual expenditures for reimbursement on a monthly basis and the PSXP Parties will reimburse P66 Pipeline for any direct costs actually incurred by P66 Pipeline in providing these services.

The Operating Agreement will have an initial term of five years and will continue in full force and effect thereafter unless terminated by either party at the end of the initial term or any time thereafter by giving not less than six months’ prior notice to the other party of such termination.

The foregoing description is not complete and is qualified in its entirety by reference to the Operating Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Clifton Ridge Transportation Services Agreement

On July 26, 2013, in connection with the closing of the Offering, P66 Carrier entered into a transportation services agreement (the “Clifton Ridge Transportation Services Agreement”) with P66 Co. pursuant to which P66 Carrier will charge P66 Co. for transporting crude oil on P66 Carrier’s Clifton Ridge to Lake Charles refinery pipeline, Pecan Grove to Clifton Ridge pipeline and Shell to Clifton Ridge pipeline. P66 Co. will pay P66 Carrier the applicable published per-barrel tariff rates for any volumes transported on these pipelines. In addition, P66 Co. will pay P66 Carrier a monthly loss allowance fee, without regard to actual loss or gain, equal to 0.1% of (1) the total number of barrels of crude oil transported on P66 Carrier’s Clifton Ridge crude pipeline system for such month multiplied by (2) the average midpoint of the spot prices published by Platts Oilgram for LLS crude oil on each publication day during such month.

P66 Co. will be obligated to transport an average each quarter of at least 190,000 barrels per day of crude oil on P66 Carrier’s Clifton Ridge to Lake Charles refinery pipeline. P66 Co. will not be obligated to transport a minimum quarterly volume on the Pecan Grove to Clifton Ridge pipeline or the Shell to Clifton Ridge pipeline.

If P66 Co. fails to transport its minimum throughput volume on P66 Carrier’s Clifton Ridge to Lake Charles refinery pipeline during any quarter, then P66 Co. will pay P66 Carrier a deficiency payment equal to (1) the volume of the deficiency multiplied by the applicable tariff rate then in effect, plus (2) 0.1% of the volume of the deficiency multiplied by the average midpoint of the spot prices published by Platts Oilgram for LLS crude oil on each publication day during the applicable quarter. The amount of any quarterly deficiency payment paid by P66 Co. may be applied as a credit for any volumes transported on P66 Carrier’s Clifton Ridge to Lake Charles refinery pipeline in excess of P66 Co.’s minimum volume commitment during any of the next four quarters, after which time any unused credits will expire. Upon the expiration or termination of P66 Carrier’s Clifton Ridge Transportation Services Agreement, P66 Co. will have the opportunity to apply any such remaining credit amounts until the completion of any such four-quarter period against any volumes shipped by P66 Co. on the Clifton Ridge to Lake Charles refinery pipeline in excess of the minimum volume commitment that was in place during the term of the agreement.

The foregoing description is not complete and is qualified in its entirety by reference to the Clifton Ridge Transportation Services Agreement, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Sweeny to Pasadena Transportation Services Agreement

On July 26, 2013, in connection with the closing of the Offering, P66 Carrier entered into a transportation services agreement (the “Sweeny to Pasadena Transportation Services Agreement”) with P66 Co. pursuant to which P66 Carrier will charge P66 Co. for transporting diesel, gasoline products and other refined petroleum products on P66 Carrier’s two 60-mile Sweeny to Pasadena pipelines. P66 Co. will pay P66 Carrier the applicable published per-barrel tariff rates for any volumes transported on these pipelines. In addition, P66 Co. will pay P66 Carrier a monthly loss allowance fee, without regard to actual loss or gain, equal to 0.05% of (1) the total number of barrels of refined petroleum product injected into the pipelines for such month multiplied by (2) the average midpoint of the prices published by Argus Media Ltd. (“Argus”) on Colonial Pipeline for the applicable product on each publication day during such month.  P66 Co. will be obligated to transport an aggregate average each quarter of at least 200,000 barrels per day on these pipelines.

If P66 Co. fails to transport its minimum throughput volume on P66 Carrier’s Sweeny to Pasadena pipelines during any quarter, then P66 Co. will pay P66 Carrier a quarterly deficiency payment equal to (1) the volume of the deficiency multiplied by the applicable tariff rate then in effect, plus (2) 0.05% of the volume of the deficiency multiplied by the average midpoint of the spot prices published by Argus for CBOB gasoline on Colonial Pipeline on each publication day during the applicable quarter. The amount of any quarterly deficiency payment paid by P66 Co. may be applied as a credit for any volumes transported on these pipelines in excess of P66 Co.’s minimum volume commitment during any of the next four quarters, after which time any unused credits will expire. Upon the expiration or termination of the Sweeny to Pasadena Transportation Services Agreement, P66 Co. will have the opportunity to apply any such remaining credit amounts until the completion of any such four-quarter period against any volumes shipped by P66 Co. on these pipelines in excess of the minimum volume commitment that was in place during the term of the agreement.

The foregoing description is not complete and is qualified in its entirety by reference to the Sweeny to Pasadena Transportation Services Agreement, which is filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Hartford Connector Throughput and Deficiency Agreement

On July 26, 2013, in connection with the closing of the Offering, P66 Carrier entered into an amended and restated throughput and deficiency agreement (the “Hartford Connector Throughput and Deficiency Agreement”) with P66 Co. pursuant to which P66 Carrier will charge P66 Co. for transporting gasoline products, diesel, jet fuel and other refined petroleum products on P66 Carrier’s Wood River to Hartford pipeline and P66 Carrier’s Hartford to Explorer pipeline. P66 Co. will be obligated to transport an aggregate average each quarter of at least 43,000 barrels per day of refined petroleum products on P66 Carrier’s Wood River to Hartford pipeline and 16,000 barrels per day through P66 Carrier’s Hartford to Explorer pipeline. P66 Co. will pay P66 Carrier the applicable published per-barrel tariff rates for any volumes transported on these pipelines. In addition, P66 Co. will pay P66 Carrier a monthly loss allowance fee, without regard to actual loss or gain, equal to 0.1% of (1) the total number of barrels of refined petroleum products transported on P66 Carrier’s Wood River to Hartford pipeline for such month multiplied by (2) the average midpoint of the spot prices published by Argus for Group 3 for the applicable product on each publication day during such month. P66 Co. will pay P66 Carrier each month for the value of any volume gains during transit, and P66 Carrier will pay P66 Co. each month for the value of any volume losses during transit. Any such payments will be equal to the product of (1) the volume of any such gains or losses, as applicable, during such month multiplied by (2) the average midpoint of the spot prices published by Argus for Group 3 for the applicable product on each publication day during such month.

P66 Co. will also pay P66 Carrier, at the beginning of each calendar month, a monthly capacity reservation fee in order to reserve 12,200 barrels of additional capacity per day on P66 Carrier’s Wood River to Hartford pipeline and 39,200 barrels per day of additional capacity on P66 Carrier’s Hartford to Explorer pipeline. This capacity reservation fee will be equal to (1) the total barrels of capacity reserved multiplied by the applicable tariff rate, multiplied by (2) the number of days in the applicable month. Under the agreement, P66 Carrier may offer interruptible transportation service on the pipelines to any third party, subject to P66 Co.’s minimum committed volumes and capacity reservation. In addition, P66 Co. may, at any time upon 30 days’ notice, elect to convert all or any portion of its capacity reservation on either pipeline into firm transportation service with an equivalent minimum throughput commitment. Upon any such election, P66 Co.’s minimum volume commitment on the applicable pipeline will be increased accordingly on the first day of the quarter following the expiration of such 30-day period.

Under this agreement, if P66 Co. fails to transport its minimum throughput volumes on P66 Carrier’s Wood River to Hartford pipeline and P66 Carrier’s Hartford to Explorer pipeline during any quarter, then P66 Co. will pay P66 Carrier a quarterly deficiency payment for each deficiency equal to the volume of the deficiency on the applicable pipeline multiplied by the applicable tariff rate then in effect. In addition, if P66 Co. transports volumes in excess of 55,200 barrels per day on either P66 Carrier’s Wood River to Hartford pipeline or P66 Carrier’s Hartford to Explorer pipeline during any quarter, then P66 Co. will accrue a credit for such excess equal to the amount of such excess volumes on such pipeline multiplied by the applicable tariff rate then in effect (the “quarterly transportation credit”). The amount of any quarterly transportation credit accrued by P66 Co. may be applied to any quarterly deficiency payment that is owed by P66 Co. on either P66 Carrier’s Wood River to Hartford pipeline or P66 Carrier’s Hartford to Explorer pipeline during any of the next eight quarters, after which time any unused portion of the quarterly transportation credit will expire.

The foregoing description is not complete and is qualified in its entirety by reference to the Hartford Connector Throughput and Deficiency Agreement, which is filed as Exhibit 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

Clifton Ridge Terminal Services Agreement

On July 26, 2013, in connection with the closing of the Offering, PSXP Holdings entered into a terminal services agreement (the “Clifton Ridge Terminal Services Agreement”) with P66 Co. pursuant to which PSXP Holdings will charge P66 Co. for offloading ships and barges at PSXP Holding’s Clifton Ridge ship dock and Pecan Grove barge dock and for unloading trucks and storing crude oil at PSXP Holding’s Clifton Ridge terminal. P66 Co. will pay PSXP Holdings separate fees, ranging from $0.06 to $0.40 per barrel, for each of these services. P66 Co. does not have any minimum volume commitment for truck unloading services under this agreement.

P66 Co. will be obligated to offload at the Clifton Ridge ship dock and Pecan Grove barge dock a combined average each quarter of 150,000 barrels per day of crude oil. If P66 Co. fails to offload its minimum volume commitment during any quarter, then P66 Co. will pay PSXP Holdings a quarterly deficiency payment equal to the volume of the deficiency multiplied by the applicable per-barrel dock services fee then in effect. The amount of any quarterly deficiency payment paid by P66 Co. may be applied as a credit for any volumes offloaded in excess of P66 Co.’s minimum volume commitment during any of the next four quarters, after which time any unused credits will expire.

In addition, P66 Co. has agreed to pay PSXP Holdings a quarterly per-barrel fee for storing crude oil at PSXP Holding’s Clifton Ridge terminal (the “terminaling fee”). The terminaling fee will be for the exclusive use of the existing shell storage capacity of PSXP Holding’s Clifton Ridge terminal (currently 3.5 million barrels), including one complete rotation per month of inventory in storage, regardless of whether P66 Co. fully utilizes all of its contracted capacity. P66 Co. will pay a separate per-barrel fee (the “activity fee”) for any volumes throughput at the Clifton Ridge terminal in excess of 3.5 million barrels during any month. Under this agreement, P66 Co. will be obligated to throughput an average each quarter of at least 190,000 barrels per day of crude oil for storage at PSXP Holding’s Clifton Ridge terminal. If P66 Co. fails to deliver its minimum throughput volumes during any quarter, then P66 Co. will pay PSXP Holdings a quarterly deficiency payment equal to (1) the volume of the deficiency for such quarter less 10.5 million barrels (representing three months’ storage capacity) multiplied by (2) the activity fee. The amount of any quarterly deficiency payment paid by P66 Co.  may be applied as a credit for any volumes throughput in excess of P66 Co.’s minimum volume commitment during any of the next four quarters, after which time any unused credits will expire.

The foregoing description is not complete and is qualified in its entirety by reference to the Clifton Ridge Terminal Services Agreement, which is filed as Exhibit 10.7 to this Current Report on Form 8-K and incorporated herein by reference.

Hartford and Pasadena Terminal Services Agreement

On July 26, 2013, in connection with the closing of the Offering, P66 Carrier entered into a terminal services agreement (the “Hartford and Pasadena Terminal Services Agreement”) with P66 Co. pursuant to which P66 Carrier will charge P66 Co. for providing terminaling services at P66 Carrier’s Pasadena and Hartford terminals and at P66 Carrier’s Hartford barge dock. P66 Co. will pay P66 Carrier separate fees, ranging from $0.05 to $4.20 per barrel, for each of these services.  P66 Co. will be obligated to deliver at P66 Carrier’s Pasadena terminal an average each quarter of 135,000 barrels per day of refined petroleum products, and P66 Carrier will provide pumpover services into third-party pipeline systems with respect to those volumes. If P66 Co. fails to deliver its minimum volume commitment during any quarter, then P66 Co. will pay P66 Carrier a quarterly deficiency payment equal to the volume of the deficiency multiplied by the per-barrel pumpover services fee then in effect. The amount of any quarterly deficiency payment paid by P66 Co. may be applied as a credit for any volumes offloaded in excess of P66 Co.’s minimum volume commitment during any of the next four quarters, after which time any unused credits will expire.

P66 Co. will also be obligated to deliver to the Pasadena and Hartford terminals a combined average each quarter of 55,000 barrels per day for delivery through truck racks. If P66 Co. fails to deliver its minimum volume commitment during any quarter, then P66 Co. will pay P66 Carrier a quarterly deficiency payment equal to the volume of the deficiency multiplied by the per-barrel base throughput fee then in effect. The amount of any quarterly deficiency payment paid by P66 Co. may be applied as a credit for any volumes delivered through the truck racks at the Pasadena and Hartford terminals in excess of P66 Co.’s minimum volume commitment during any of the next four quarters, after which time any unused credits will expire.

Upon the expiration or termination of the Hartford and Pasadena Terminal Services Agreement, P66 Co. will have the opportunity to apply any remaining credit amounts until the completion of any such four-quarter period against any volumes delivered through the truck racks at the Pasadena and Hartford terminals, as applicable, in each case in excess of the applicable minimum volume commitment that was in place during the term of the agreement.

P66 Co. will also be obligated to tender (1) for blending with gasoline at P66 Carrier’s Pasadena terminal truck rack, a minimum volume of ethanol equal to 10% of the volume of blended gasoline delivered through P66 Carrier’s Pasadena terminal truck rack, and (2) for blending with diesel fuel at the truck racks at P66 Carrier’s Pasadena and Hartford terminals, a minimum volume of biodiesel equal to 5% of the volume of blended diesel fuel delivered through the truck racks at the Pasadena and Hartford terminals. If P66 Co. fails to tender these minimum volumes of ethanol or biodiesel for blending during any calendar quarter, then P66 Co. will pay P66 Carrier a quarterly deficiency payment equal to the volume of the deficiency multiplied by the per-barrel fee of ethanol or biodiesel blended then in effect. The amount of any quarterly deficiency payment paid by P66 Co. may be applied as a credit for any volumes of ethanol or biodiesel tendered for blending in excess of P66 Co.’s minimum volume commitments during any of the next four quarters, after which time any unused credits will expire.

The foregoing description is not complete and is qualified in its entirety by reference to the Hartford and Pasadena Terminal Services Agreement, which is filed as Exhibit 10.8 to this Current Report on Form 8-K and incorporated herein by reference.

Tax Sharing Agreement

On July 26, 2013, in connection with the closing of the Offering, the Partnership entered into a tax sharing agreement (the “Tax Sharing Agreement”) with Phillips 66 pursuant to which the Partnership will reimburse Phillips 66 for the Partnership’s share of state and local income and other taxes incurred by Phillips 66 as a result of the Partnership’s results of operations being included in a combined or consolidated tax return filed by Phillips 66 with respect to taxable periods including or beginning on the closing date of the Offering. The amount of any such reimbursement will be limited to the tax that the Partnership (and its subsidiaries) would have paid had the Partnership not been included in a combined group with Phillips 66. Phillips 66 may use its tax attributes to cause its combined or consolidated group, of which the Partnership may be a member for this purpose, to owe no tax. However, the Partnership would nevertheless reimburse Phillips 66 for the tax it would have owed had the attributes not been available or used for the Partnership’s benefit, even though Phillips 66 had no cash expense for that period.

The foregoing description is not complete and is qualified in its entirety by reference to the Tax Sharing Agreement, which is filed as Exhibit 10.9 to this Current Report on Form 8-K and incorporated herein by reference.

Relationships

Each of the Partnership, the General Partner, P66 Co, P66 Pipeline, PSXP Holdings and P66 Carrier is a direct or indirect subsidiary of Phillips 66. As a result, certain individuals, including officers and directors of Phillips 66 and the General Partner, serve as officers and/or directors of more than one of such other entities. As described in Item 2.01 below, the General Partner, as the general partner of the Partnership, holds 1,437,333 general partner units of the Partnership, which represents a 2% general partner interest in the Partnership, and P66 Co. holds 16,328,362 Common Units and 35,217,112 subordinated units of the Partnership (“Subordinated Units”), which represent an approximate 71.7% limited partner interest in the Partnership.

Item 2.01                                           Completion of Acquisition or Disposition of Assets.

On July 26, 2013, in connection with the closing of the Offering, the Partnership entered into a Contribution, Conveyance and Assumption Agreement (the “Contribution Agreement”) with the General Partner, PSXP Holdings, 66 Pipeline LLC, P66 Co., Phillips Texas Pipeline Company, Ltd., P66 Carrier, and P66 Pipeline. Immediately prior to the closing of the Offering, the following transactions, among others, occurred pursuant to the Contribution Agreement:

•                  P66 Co. contributed to the General Partner, as a capital contribution, a limited liability company interest in PSXP Holdings with a value equal to 2% of the equity value of the Partnership at the closing of the Offering;

•                  The General Partner contributed to the Partnership, as a capital contribution, the limited liability company interest in PSXP Holdings in exchange for (a) 1,437,333 general partner units representing the continuation of an aggregate 2% general partner interest in the Partnership and (b) all the incentive distribution rights of the Partnership; and

•                  P66 Co. contributed to the Partnership, as a capital contribution, its remaining limited liability company interests in PSXP Holdings in exchange for (a) 16,328,362 Common Units representing a 22.7% limited partner interest in the Partnership, and

(b) 35,217,112 Subordinated Units representing a 49.0% limited partner interest in the Partnership.

These transfers and distributions were made in a series of steps outlined in the Contribution Agreement. The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Contribution Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02                                           Unregistered Sales of Equity Securities.

The description in Item 2.01 above of the issuance of equity interests by the Partnership on July 26, 2013,  in connection with the consummation of the transactions contemplated by the Contribution Agreement is incorporated in this Item 3.02 by reference. The foregoing transactions were undertaken in reliance upon the exemption from the registration requirements of the Securities Act afforded by Section 4(2) thereof. The Partnership believes that exemptions other than the foregoing exemption may exist for these transactions.

Each of the Subordinated Units granted under the Contribution Agreement will convert into one Common Unit at the end of the subordination period and then will participate pro rata with the other Common Units in distributions of available cash. Unless earlier terminated pursuant to the terms of our Partnership Agreement (as defined below), the subordination period will extend until the first business day of any quarter beginning after September 30, 2016, that the Partnership meets the financial tests set forth in the Partnership Agreement, but may end sooner if the Partnership meets additional financial tests. The description of the subordination period contained in the section entitled “Provisions of our Partnership Agreement Relating to Cash Distributions—Subordinated Units and Subordination Period” of the Prospectus is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.		Description
10.1	—

Contribution, Conveyance and Assumption Agreement dated as of July 26, 2013, by and among Phillips 66 Partners LP, Phillips 66 Partners GP LLC, Phillips 66 Partners Holdings LLC, 66 Pipeline LLC, Phillips 66 Company, Phillips Texas Pipeline Company, Ltd., Phillips 66 Carrier LLC, and Phillips 66 Pipeline LLC

10.2	—

Omnibus Agreement dated as of July 26, 2013, by and among Phillips 66 Company, Phillips 66 Pipeline LLC, Phillips 66 Partners LP, Phillips 66 Partners Holdings LLC, Phillips 66 Carrier LLC, and Phillips 66 Partners GP LLC

10.3	—	Operational Services Agreement dated as of July 26, 2013, by and among Phillips 66 Partners Holdings LLC, Phillips 66 Carrier LLC, and Phillips 66 Pipeline LLC
10.4	—	Transportation Services Agreement (Clifton Ridge) dated as of July 26, 2013, between Phillips 66 Carrier LLC and Phillips 66 Company
10.5	—	Transportation Services Agreement (Sweeny to Pasadena) dated as of July 26, 2013, between Phillips 66 Carrier LLC and Phillips 66 Company

10.6	—	Amended and Restated Throughput and Deficiency Agreement (Hartford Connector) dated as of July 26, 2013, between Phillips 66 Carrier LLC and Phillips 66 Company
10.7†	—	Terminal Services Agreement (Clifton Ridge) dated as of July 26, 2013, between Phillips 66 Partners Holdings LLC and Phillips 66 Company
10.8†	—	Terminal Services Agreement (Hartford and Pasadena) dated as of July 26, 2013, between Phillips 66 Carrier LLC and Phillips 66 Company
10.9	—	Tax Sharing Agreement dated as of July 26, 2013, between Phillips 66 and Phillips 66 Partners LP

† Confidential treatment has been granted for certain portions of this Exhibit pursuant to a confidential treatment order granted by the Securities and Exchange Commission.  Such portions have been omitted and filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Phillips 66 Partners LP
	By:	Phillips 66 Partners GP LLC, its General Partner

Dated: July 30, 2013	By:	/s/ Paula A. Johnson
Paula A. Johnson Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.		Description
10.1	—

Contribution, Conveyance and Assumption Agreement dated as of July 26, 2013, by and among Phillips 66 Partners LP, Phillips 66 Partners GP LLC, Phillips 66 Partners Holdings LLC, 66 Pipeline LLC, Phillips 66 Company, Phillips Texas Pipeline Company, Ltd., Phillips 66 Carrier LLC, and Phillips 66 Pipeline LLC

10.2	—

Omnibus Agreement dated as of July 26, 2013, by and among Phillips 66 Company, Phillips 66 Pipeline LLC, Phillips 66 Partners LP, Phillips 66 Partners Holdings LLC, Phillips 66 Carrier LLC, and Phillips 66 Partners GP LLC

10.3	—	Operational Services Agreement dated as of July 26, 2013, by and among Phillips 66 Partners Holdings LLC, Phillips 66 Carrier LLC, and Phillips 66 Pipeline LLC
10.4	—	Transportation Services Agreement (Clifton Ridge) dated as of July 26, 2013, between Phillips 66 Carrier LLC and Phillips 66 Company
10.5	—	Transportation Services Agreement (Sweeny to Pasadena) dated as of July 26, 2013, between Phillips 66 Carrier LLC and Phillips 66 Company
10.6	—	Amended and Restated Throughput and Deficiency Agreement (Hartford Connector) dated as of July 26, 2013, between Phillips 66 Carrier LLC and Phillips 66 Company
10.7†	—	Terminal Services Agreement (Clifton Ridge) dated as of July 26, 2013, between Phillips 66 Partners Holdings LLC and Phillips 66 Company
10.8†	—	Terminal Services Agreement (Hartford and Pasadena) dated as of July 26, 2013, between Phillips 66 Carrier LLC and Phillips 66 Company
10.9	—	Tax Sharing Agreement dated as of July 26, 2013, between Phillips 66 and Phillips 66 Partners LP

† Confidential treatment has been granted for certain portions of this Exhibit pursuant to a confidential treatment order granted by the Securities and Exchange Commission.  Such portions have been omitted and filed separately with the Securities and Exchange Commission.